Exhibit 99.1

Powerin g Ahead - Integrated Energy Inf r astructu r e f o r R a pidly Evolvin g Demand I n ves t or Presen t ation Febru a r y 2026

Disclaimer (1/3)

About this Presentation

This investor presentation ("Presentation") contains proprietary and confidential information of EGH Acquisition Corp ("EGH"), and the entire content should be considered "Confidential Information." This presentation is made solely for informational purposes, and no representation or warranty, express or implied, is made by EGH, Hecate Energy Group LLC ("Hecate") or any of their representatives as to the information contained in these materials or disclosed during any related presentations or discussions.

This presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the "Business Combination") between EGH and Hecate and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law in no circumstances will EGH, Hecate or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, investment banks, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither EGH nor Hecate has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of EGH or the Business Combination. Viewers of this presentation should each make their own evaluation of EGH and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Additional Information about the Business Combination and Where to Find It

In connection with the Business Combination, EGH and Hecate intend to file a Registration Statement with the US Securities and Exchange Commission ("SEC") that includes a preliminary proxy statement/prospectus of EGH, and after the Registration Statement is declared effective, EGH will mail a definitive proxy statement/prospectus relating to the Business Combination to EGH's shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of EGH's shareholders to be held to approve the Business Combination. EGH may also file other documents with the SEC regarding the Business Combination. EGH's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about EGH, Hecate and the Business Combination. Shareholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by EGH at the SEC's website at www.sec.gov.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PEI Global Partners

This material has been prepared by PEI Global Partners Holdings LLC and PEI Global Partners LLC (together, "PEI") a U.S.-registered broker-dealer, employing appropriate expertise, and in the belief that it is fair and not misleading. The information upon which this material is based was obtained from sources believed to be reliable, but has not been independently verified, therefore, we do not guarantee its accuracy. It may be based on subjective assessments and assumptions and may utilize one among alternative methodologies that produce differing results; accordingly, it should not be relied upon as an accurate representation of future events. PEI and their respective directors, officers and employees may buy or sell securities mentioned herein as agent or principal for their own account.

This communication is being provided strictly for informational purposes only. Any views or opinions expressed herein are solely those of the institutions identified, not PEI. This information is not a solicitation or recommendation to purchase securities of PEI and should not be construed as such. No responsibility is accepted, and no representation, undertaking or warranty is made or given, in either case, expressly or impliedly, by PEI as to the accuracy, reliability or completeness of the information contained herein or as to the reasonableness of any assumptions on which any of the same is based or the use of any of the same. Accordingly, neither PEI nor any of its officers, directors, employees, agents or representatives will be liable for any direct, indirect or consequential loss or damage suffered by any person resulting from the use of the information contained herein, or for any opinions expressed by any such person, or any errors, omissions or misstatements made by any of them. Reproduction without written permission of PEI is expressly forbidden. All PEI logos, trademarks and service marks appearing herein are property of PEI.

Hecate Energy

2

Disclaimer (2/3)

No Offer or Solicitation

This communication relates to a proposed business combination between EGH and Hecate and does not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction, and shall not constitute an offer to sell or exchange or a solicitation of an offer to buy any securities of EGH (prior to or upon consummation of the Business Combination) or Hecate, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

EGH and Hecate and their respective directors and officers may be deemed to be participants in the solicitation of proxies from EGH's shareholders in connection with the Business Combination. Information about EGH's directors and executive officers and their ownership of EGH's securities is set forth in EGH's filings with the SEC. To the extent that holdings of EGH's securities by EGH's directors and executive officers have changed since the amounts printed in the prospectus for EGH's public offering dated May 8, 2025, as filed with the SEC on May 9, 2025 (the "Prospectus"), such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Registration Statement, including the preliminary and definitive proxy statement/prospectus regarding the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements included in this communication may be considered forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and generally relate to future events or EGH's or Hecate's future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as "believe," "may," "will," "potentially," "estimate," "continue," "anticipate," "intend," "could," "would," "project," "target," "plan," "expect," or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements include, among others, statements about EGH's and Hecate's ability to effectuate the Business Combination; the benefits of the Business Combination; the future financial performance of the combined company following the Business Combination; changes in EGH's or Hecate's strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, the ability to raise additional funds prior to the Closing and plans and objectives of management. These forward-looking statements are based on information available as of the date of this communication, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing EGH's or Hecate's views as of any subsequent date, and none of EGH or Hecate undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, EGH's and Hecate's actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Business Combination; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Business Combination; (iii) the outcome of any legal proceedings that may be instituted against EGH, Hecate or others following announcement of the Business Combination; (iv) the inability to complete the Business Combination due to the failure to obtain the approval of EGH shareholders; (v) the combined company's success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination; (vi) the combined company's ability to obtain the listing of its common stock and warrants on the stock exchange following the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of Hecate as a result of the announcement and consummation of the Business Combination; (viii) the ability to recognize the anticipated benefits of the Business Combination; (ix) unexpected costs related to the Business Combination; (x) the amount of any redemptions by public shareholders of EGH being greater than expected; (xi) the management and board composition of the combined company following the Business Combination; (xii) limited liquidity and trading of the combined company's securities; (xiii) the use of proceeds not held in the Trust Account or available from interest income on the balance of the Trust Account; (xiv) geopolitical risk and changes in applicable laws or regulations; (xv) the possibility that EGH, Hecate or the combined company may be adversely affected by other economic, business, and/or competitive factors; (xvi) operational risk; (xvii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Hecate's resources; (xviii) the risks that the consummation of the Business Combination is substantially delayed or does not occur; and (xix) other risks and uncertainties, including those to be included under the heading "Risk Factors" in the Registration Statement to be filed by EGH with the SEC and those included under the heading "Risk Factors" in the Prospectus and in its subsequent periodic reports and other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by EGH, Hecate, their respective directors, officers or employees or any other person that EGH and Hecate will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of EGH and Hecate as of the date of this communication. Subsequent events and developments may cause that view to change. However, while EGH and Hecate may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of EGH or Hecate as of any date subsequent to the date of this communication.

Hecate Energy

3

Disclaimer (3/3)

Use of Projections

This Presentation contains financial forecasts for Hecate with respect to certain financial results for Hecate's fiscal years 2026 and 2027. Neither EGH's nor Hecate's independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Hecate or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by Hecate with the SEC. Some of the financial information and data contained in this presentation, such as EBITDA and EBITDA margin have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Hecate and EGH believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Hecate's financial condition and results of operations. Hecate and EGH believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Hecate's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Hecate's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. You should review Hecate's and EGH's audited financial statements, which will be included in the definitive proxy statement relating to the Business Combination.

HecateEnergy

4

Today's Speakers & Agenda

Key Speakers



Chris Bullinger
CEO & President

- Co-founder and CEO since inception
- Brings more than 30 years of expertise in power plant development, certified as both a CPA and CFA
- Has held leadership and Board positions at OCI Solar Power, CornerStone Power Development, 330 Investment Management, Peoples' Energy and Fullmark Energy

CFA
CPA



Nick Bullinger
COO

- Co-founder and COO since inception
- Holds 30 years of experience in strategy and operations for energy and high-tech companies.
- Has held leadership and Board positions at OCI Solar Power, CornerStone Power Development, 330 Investment Management and Fullmark Energy

Today's Agenda

1. Introduction to Hecate Energy Group
2. Opportunity Overview
3. Market Backdrop
4. Development Pipeline
5. Transaction Overview
6. Q&A Session

5

Hecate Energy – The Largest Pure Play Developer in the US

Pure Play Developer with Turnkey Solutions and In-House Capabilities Resulting in Largest US Development Pipeline

Hecate Energy

Development Pipeline			In-House Capabilities					JVs
Renewables	**Battery Storage**	**Thermal + Data Center**	**Siting**	**Interconnection**	**Environmental Permitting**	**EPC**	**Project Sales**	**Fullmark Energy**
25.0 GW across ERCOT, MISO, NYISO, PJM, SERC, SPP, and WECC 10.7 GW of which has been sold to third parties with payment milestones outstanding	14.1 GW across ERCOT, ISO-NE, MISO, PJM, SPP, and WECC 2.0 GW of which has been sold to third parties with payment milestones outstanding	22+ GW of potential thermal- and data-center compatible sites Company intends to advance development of 6-10 GW of projects during 2026	Experienced team using in-house tools to quickly assess prospective sites for new project origination Network of pathfinders with strong relationships with farming, ranching, and real estate entities	Team members with extensive background in transmission and dispatch modeling Internal team handles ~95% of all transmission planning work	Dedicated VP of Permitting & Environmental Affairs Strong community and government relations	Fully equipped technical team with substantial experience Delivering execution ready EPC contracts at below market cost with attractive terms	Strong relationships with reputable project acquirors, resulting in many repeat customers Network of blue chip commercial offtakers	Joint Venture between Hecate and InfraRed Capital Partners ("IRCP"), an IPP focused on developing, building, and owning standalone Battery Energy Storage Solutions (BESS) projects
Achieves low attrition rates due to stringent pipeline criteria, transmission access, and projects' low risk nature			**Capabilities of bringing projects through full construction via mechanisms such as Build-Transfer Agreements (BTA)**					**Distribution waterfall by MOIC to IRCP**
Additional 11+ GW of projects with sites under evaluation			**Highly technical and experienced team with capabilities across the full development and operational spectrum**					**Team of 26 employees**

Hecate Energy sits at the crossroads of the power ecosystem, with top-tier customers and counterparties

Hecate Energy

6

Hecate at a Glance

Preeminent developer delivering de-risked power assets to secure the energy future

Overview

Founded
2012

Headquarters
Chicago, Illinois

Employees
63

Projects Sold
60

Sold to Repeat Buyers
6+ GW

Revenue Since Inception[1]
$1.2B+

Key Highlights

48+ GW
Nationwide portfolio across all ISOs[2]

30+ States
Expansive geographic footprint

$686mm+
Revenue backlog[3]

Diversified Technology
Solar, BESS, & Thermal generation

IPP Ownership
40% in Fullmark Energy[4]

$115mm
Est. 2026 Adj. EBITDA[5] with projected 20-30% 2027 growth

Company History

Year	Event
2012	• Company Founded
2016	• Closed first Development Loan
2018	• Partnered to form Fullmark Energy (InfraRed) • Switched focus to 500+ MW projects
2021	• Sold 40% stake to Repsol
2022	• Closed $550mm Corporate Credit Facility (Investec, Nomura, Deutsche Bank, National Bank)
2023	• Achieved 4.2 GW sold for $425mm
2025	• Founders re-acquired 40% stake from Repsol
2026	• EGH Merger Announced

Extensive experience and track record makes Hecate Energy the solution to the U.S.'s substantial demand for power

(1) Revenue since inception includes forecasted fees from outstanding project milestone payments (i.e. Revenue Backlog, defined elsewhere in this presentation); Build-Transfer fees expressed as net margin (project fees minus costs)
(2) Includes 12.7 GW of sold Renewables and Battery projects with outstanding milestone payments
(3) Revenue Backlog is a non-GAAP measure and management's projection of undiscounted revenue from projects with signed purchase and sale agreements. Revenues are typically contingent on completion of project or deal-specific development and commercial milestones
(4) IPP focused on developing, owning, building and operating standalone BESS projects
(5) Adj. EBITDA is a non-GAAP measure and includes $8mm of estimated public company costs

Hecate Energy
7

Best in Class Management Team

With 245+ Years of Cumulative Experience

Proven Experience Across Key Business Functions

			Expertise	Years	Education	Work Experience
★		**Chris Bullinger** CEO & President	Development Leadership, Deal Structuring	30+	Rice University; Washington University in St. Louis; CFA; CPA	OCI solar power; Polsky Energy; pwc
★		**Nick Bullinger** COO	Strategy & Operations, Contract Development	30+	Washington University in St. Louis	OCI solar power; Gemini Consulting & Services
		**Wes Weidaw** CFO	Finance, Accounting, Corporate Control	25+	Ohio University; Massachusetts Institute of Technology	RWE; pwc
		**Diane Sullivan** CDO	Development, Permitting & Environmental, Team Leadership	25+	Syracuse; ESF	Stantec; Haley Aldrich
		**Craig Overmyer** SVP of Operations	Operations, Power Development	35+	Indiana University; The University of Chicago	CME Group; Ridgewood.; Woodland Ventures
		**Paul Turner, PhD** CSO	Site Origination, Energy Economics, Business Development	30+	Illinois; New Mexico State; Wyoming	WEC Energy Group; pwc
★		**Fazli Qadir** CTO	Supply Chain Engineering, Energy Analytics	35+	Duke University; Illinois Tech	DTE Energy; pwc
★		**David Tohir** Chairman	Capital Markets, Strategic Leadership	35+	Massachusetts Institute of Technology	Sithe Energies Inc.; Rock Road Power; Lehman Brothers

Key Speakers ★ Founders

- Management with decades of history working together
- 12+ GWs of projects sold to blue chip investors
- Established relationships with key public and private stakeholders
- Proven track record of utility scale project development
- Lean organizational structure aiding rapid project deployment

Hecate Energy

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Supported by an Impeccable Organization

With 60+ employees across functions


Chris Bullinger
CEO & President


David Tohir
Chairman of the Board


Paul Turner
Chief Strategy Officer


Diane Sullivan
Chief Development Officer


Andrew Boggs
SVP Development, Executive SME


Aruna Ranaweera
VP of Transmission & Interconnection


Amy Krebs
VP of Environmental and Permitting Affairs


Aidan Snyder
Senior Director of Development


Matt Levine
Senior Director of Development


Sean Fallon
Director of EPC and Development


Alex Pugh
Director of Development

Project Development
Engineering and Transmission Planning

- Project site control and management
- Interconnection Planning
- Development of sites including preliminary engineering and environmental assessment


Nick Bullinger
Chief Operating Officer


Craig Overmyer
SVP Operations


Patricia Shorr
SVP Project Development, Executive SME


Preston Schultz
SVP Project Development, Executive SME


Crey Wilson
Senior Director of Project Delivery


External General Counsel

Operations / Legal

- Negotiation of offtake agreements with project counterparties
- Legal, corporate and project marketing collateral, document management, data management, IT, operating project management

Project Delivery

- Contracting of third-party EPC, O&M, and asset management work
- Project / Portfolio sales and acquisitions
- Negotiation of project Membership Interest Purchase & Sale Agreements


Fazli Qadir
Chief Technology Officer


Philip Mooney
SVP of Technology, Executive SME


Feizhen Lu
SVP of Procurement and Supply Chain


Chandra Bettadapur
VP of Technology


Tony Zhu
Director of Procurement and Supply Chain


Wes Weidaw
Chief Financial Officer


Julie Ohnstad
Treasurer


Michele Lettiere
Controller


Dan Knuth
VP of Finance


Kirstin Cash
FP&A Manager

Accounting, Capital and Investments

- Financial planning & analysis
- Internal audit and tax
- Invoicing, accounts receivable and accounts payable
- Financial reporting

Fullmark Energy

- Battery storage joint venture which owns 4 operating projects totaling 125 MW and is nearing construction on an additional 80 MW
- Hecate owns a 40% stake

Hecate Energy

9

Key Investment Highlights

Market Tailwinds	• Power demand driven by unprecedented data center growth and robust electrification, coupled with a rapid retirement of coal capacity is set to support large gigawatt scale capacity additions in the near future
Attractive Entry Valuation	• One of the largest project pipelines in a high growth market, proven track record and an EBITDA positive business • Transaction represents unique pure play opportunity at an attractive discount to peers[(1)]
Best-In-Class Management Team	• Experience developing, engineering, and financing all types of power technology (coal, gas, hydro, wind, solar, storage, etc.) • Each of Hecate's executives brings at least 25 years of experience in power generation and development
Differentiated Business Model	• Multiple project monetization pathways exist to maximize project returns: Develop & Sell, Development Services Agreements, and Build-Transfer Agreements • Company has option to expand into new business strategies including becoming an Independent Power Producer or preferred development partner to data center companies to further drive returns
Proven Pipeline	• Hecate has a one of the largest project pipelines totaling **48.8 GW**, with **25 GW of Renewables, 9.7 GW of thermal**, and **14.1 GW of Battery** under development[(2)] • With fundamentally sound projects, Hecate's projects are expected to fetch premium PPAs
Robust Financials	• Projects with total capacity of **11+ GW sold since 2021** • Significant cash flow visibility from $686mm revenue backlog[(3)] via projects sold to third parties with milestone payments outstanding

(1) Based on pro forma Enterprise Value of $1.28B, 2026E Non-GAAP Adj. EBITDA of $115mm, 2027E Adj. EBITDA growth of 20-30%, and industry peer average EV/2026E Adj. EBITDA multiple of 12.8x and EV/2027E Adj. EBITDA multiple of 11.6x
(2) Includes capacity of sold projects with payment milestones outstanding; Renewables includes capacities of standalone renewables and hybrid renewables + storage projects
(3) Revenue Backlog is a non-GAAP measure and management's projection of undiscounted revenue from projects with signed purchase and sale agreements. Revenues are typically contingent on completion of project or deal-specific development and commercial milestones

Hecate Energy
10

Proven Execution and Visible Growth Trajectory

Hecate Energy's strong, in-demand business has significant growth opportunities already in place

Meeting Market Needs...	...And Expanding Adjacent Business Opportunities		
Power Plant Developer	**Baseload Power Generation**	**Data Centers for AI Generation**	**Independent Power Producers**
▪ Full-cycle development from project origination through construction ▪ Flexible exits: optionality to exit when value is maximized ▪ Strong network of previous and future business partners, with 500+ potential buyers of Hecate projects ▪ Expertise in multiple generation technologies – renewables, storage, and thermal to meet demand and offer value to future buyers and operators	▪ Employees and Principals have previous experience developing gas projects focused on reliability ▪ Multi-technology solutions inclusive of renewables, storage, and natural gas to provide reliable, cleaner power for end users ▪ Strategically located sites where the market needs power most	▪ AI demand surge = urgent capacity race ▪ Supply constraints require faster project delivery, which Hecate already has well underway	▪ Experience enables Hecate Energy to launch an independent power provider platform ▪ Significant prior IPP leadership experience ▪ Proven contracting execution and post-NTP project management within management team[1]

Market Opportunity

U.S. Electricity Consumption to Grow **~153%**[2] by 2050	**~104 GW**[4] of power plants will retire by 2030 and need to be replaced	Data centers are expected to consume **~12%** of all U.S. electricity[4]	Utility RFP[5] needs expected to rise in line with demand
Historical Performance: 60+ sold projects 12+ GW of capacity $1.2B[3] revenue	**Decades of Thermal Experience:** Capitalize on market demand with 22+ GW of gas compatible projects	**Established Partnership with Data Centers:** Co-develop Hecate's multi-GW data center and energy campus portfolio	**Potential IPP Business Model:** Own through operation, similar to 40% stake in Fullmark Energy[6], and deliver recurring revenue

HecateEnergy

(1) Management experience includes leading, founding and working at IPPs – Sithe Energies & Fullmark Energy and Utilities – WEC, DTE, RWE
(2) Calculated as growth rate from 4,010 TWh to 10,158 TWh.
(3) Revenue since inception includes forecasted fees from outstanding project milestone payments (i.e. Revenue Backlog, defined elsewhere in this presentation); Build-Transfer fees expressed as net margin (project fees minus costs)
(4) U.S. Department of Energy.
(5) Request for Proposal – Process followed by companies seeking bids for new projects.
(6) Hecate Energy, in partnership with InfraRed Capital Partners, formed Fullmark Energy in 2018 to pursue additional power projects. Hecate Energy continues to own 40% of the joint-venture, with a 125 MW operating portfolio

11

Advantaged Position with Considerable Value Addition

Hecate projects are the backbone supporting the growing power demand galvanized by electrification & the AI revolution

Before → Hecate Energy → After

Before
Pre-Development Greenfield Site



Hecate Energy Value Add

- Site Identification & Control
- Interconnection
- Community Engagement
- Environmental & Permitting
- EPC & Build Transfer
- Commercial Arrangements

After
Operational Integrated Energy Campus



Strong History and Relationships with Blue Chip Buyers, Operators and Partners

Project Buyers

aes, Algonquin Power & Utilities Corp., Clearway, DESRI, Dominion Energy, Greenbacker Capital, enel Green Power, InfraRed Capital Partners, Tokyo Gas, Repsol

Large Power Consumers

Southern California Edison, amazon, Consumers Energy Count on Us, LA DWP Los Angeles Department of Water & Power, El Paso Electric, Google, PNM, Georgia Power

Partners & Suppliers

Mitsubishi, CanadianSolar, GameChange Solar, Bechtel, VT Virginia Transformer Corp, Jinko Solar

Hecate Energy sits at the crossroads of the power ecosystem, with top-tier customers and counterparties

Hecate Energy
12

Multiple Monetization Pathways

Hecate strategically deploys capital across its pipeline to maximize value and return

Project Start

Pathway	Timeline	Typical Sales Price[1]	Portion of Hecate Revenue
Early-Stage Develop & Flip	6 - 24 months	$0.03-$0.06/W	20-30%
Mid- to Late-Stage Develop & Flip	24 - 36 months	$0.08-$0.16/W	40-60%
Build & Transfer (BTA)	36 - 60 months	Up to $0.20+/W	10-20%
Independent Power Producer Model	60 months+	Future potential business model could provide stable, recurring cash flows and ability to support new, lower cost financing facilities	

Early-Stage Develop & Flip — *6 - 24 months*

- Identify target markets and prospective sites
- Establish site control, optimize land configuration, and develop engineering layouts
- Conduct environmental and feasibility studies, and permitting pathway scoping
- Interconnection applications, transmission feasibility, and analysis of dispatch economics
- De-risk core siting factors while maintaining a capital-light profile, enabling early monetization through pre-NTP sales

Mid- to Late-Stage Develop & Flip — *24 - 36 months*

- Advanced system impact studies, facility studies, and detailed interconnection modeling
- Complete advanced permitting: zoning, grading, drainage, and right-of-way/easement
- Further detailed engineering, grid modeling, and EPC scoping, solidifying shovel readiness
- PPA negotiation, merchant modeling, and final project structuring leads to higher valuations
- Targets buyers seeking NTP-ready assets with strong schedule certainty

Build & Transfer (BTA) — *36 - 60 months*

- Oversee end-to-end construction management in addition to management of transmission interconnection execution, upgrades, and final commissioning
- Delivery of built, operating assets allowing buyers to capture ITCs, and long-term revenue
- Capture incremental value uplift as Hecate assumes construction risk and provides a turnkey solution for utilities and IPPs

Independent Power Producer Model — *60 months+*

- Retains ownership post-COD to generate recurring, long-duration contracted cash flows
- Builds a long-term asset platform with utility-scale renewable and thermal generation supporting data-center-driven load growth with portfolio diversification

(1) Actual sales price can vary by technology, market, and other project-specific factors

Hecate Energy

13

Select Examples of Hecate's Renewables + BESS Track Record

Hecate has developed 5 GW of renewables + BESS projects now in operation or construction, including some of the country's largest and several "first-of-its-kind" projects



Representative Examples	Jicarilla 1 & 2	Aktina Solar	Highland + New Market Solar	Cider Solar
MW_{AC}	▪ 100 MW Solar ▪ 20 MW BESS	▪ 500 MW Solar ▪ 500 MW BESS in development	▪ 300 MW (Highland Solar) ▪ 100 MW (New Market Solar)	▪ 500 MW Solar
Location	▪ WECC (PNM service territory)	▪ ERCOT (Houston Zone)	▪ PJM (AEP-Dayton Zone)	▪ NYISO (Zone A)
Offtaker(s)	▪ Public Service Company of NM ▪ Consortium of large commercial and industrial users	▪ Wholesale ERCOT market	▪ Fortune 50 Corporation ▪ City of Cincinnati	▪ New York State Energy Research and Development Authority (NYSERDA)
NTP / COD	▪ 2021 / 2023, 2024	▪ 2020 / 2023	▪ 2021 / 2024	▪ 2024 / 2027 (est.)
Key Features	▪ Project built on Jicarilla Apache land ▪ Hecate financed and built a 12-mile transmission line to enable development of a multi-GW clean energy park	▪ Developed, sold, and financed as a merchant project ▪ Hecate arranged the EPC contract; built on time and under budget amidst pandemic and tariff headwinds	▪ Largest-at-the-time solar project in Eastern Interconnection ▪ First two phases of a broader 600+ MW project ▪ Developed in collaboration with local Minority-Owned Business	▪ Largest onshore renewable energy project ever developed in New York ▪ First project successfully permitted via New York 94-c process

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Compelling Market Opportunity

Hecate Energy presents the opportunity to capitalize on the U.S. economy's ever-expanding demand for power

Capitalizing on Expanding Market Opportunity

- Hecate Energy has fully integrated expertise and capabilities, led by technical experts, career developers, and decades-tenured executives taking projects from inception to operations
- As data center projects continue to grow in scale, Hecate Energy's project sizes concurrently grow to meet increased demand
- Hecate Energy creates value by delivering pre-NTP projects on compressed timelines and is positioned to pursue a future IPP strategy
- **Current market backdrop provides exposure to U.S. power demand growth, with developments positioned to meet growing demand rather than tied to any single utility, hyperscaler, site, technology or regional power market**

Data Center Projects Continue to Grow (million sq. feet)(1)

Data center development continues to accelerate across the board, with **$323 billion in estimated 2025 capex**(1)



4.5
7.7
10.8
9.5
14.0
19.0
18.5
18.1
28.5
35.6
42.0
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Growing Share of U.S. Load Driven by Data Centers(1)



Energy Consumption (TWh)
700
600
500
400
300
200
100
–
3.7%
4.3%
5.2%
6.5%
8.0%
9.3%
10.3%
11.7%
147
178
224
292
371
450
513
606
2023
2024
2025
2026
2027
2028
2029
2030
15
10
5
–
Share of Total Consumption (%)
Energy Consumption (TWh)
Share of Total Demand (%)

US electrical demand (in terawatt hours per year) 2014–2035(2)



Residential
Commercial
Data Centers
Industrial
Terawatt Hours (TWh)
6,000
4,000
2,000
0
2014
2016
2018
2020
2022
2024
2026E
2028E
2030E
2032E
2034E

(1) "Trends – Artificial Intelligence (AI)" BOND, 30 May 2025.
(2) "Power Check: Watt's Going on with the Grid?" Bank of America Institute, 22 July 2025

Hecate Energy
15

Scale of Energy Transition Far Exceeds Current Deployment Capabilities – Benefiting Hecate Energy's Diverse, Expansive Pipeline

U.S. electricity consumption to grow ~153% by 2050[1]

2022	2024
Total U.S. electricity consumption forecast (2024–2050) 4,080 TWh → 8,667 TWh **Nov. 2022 Forecast: 2.9% CAGR**	Total U.S. electricity consumption forecast (2024–2050) 4,010 TWh → 10,158 TWh **May 2024 Forecast: 3.6% CAGR**

Increasing need for diversified fuel-types



% Generation Mix
28%
24%
17%
31%
0%
Gas
Coal
Nuclear
Renewable
Other



% Generation Mix
41%
17%
17%
24%
0%
Gas
Coal
Nuclear
Renewable
Other

Data centers continue to increase supply / demand imbalances



AI queries consume ~10× more energy than a standard Google search
10x
Standard Google Search
AI-powered Search

By 2030, a shortfall of 130+ GWs must be addressed to meet peak demand



(GW)
1,500
1,000
500
--
870
201
(127)
945
131 Shortfall
Peak Demand
2023 Capacity
Additions
Retirements
2030 Capacity

Source: Bloomberg NEF, Bloomberg Intelligence, S&P Global
(1) Calculated as growth rate from 4,010 TWh to 10,158 TWh.

Hecate Energy

16

Hecate Energy is Poised to Capture Nationwide Growth

Mega-Scale Projects in the Most Sought-After Power Markets

Hecate Energy Projects by Region (ISO)[1]

95+ projects



ERCOT 24.1%
WECC 27.8%
ISO-NE 5.0%
MISO 14.4%
SPP 13.7%
SERC 0.1%
PJM 13.5%
NYISO 1.5%



MISO
Total: 8,623 MW
No. of projects: 14
PJM
Total: 8,136 MW
No. of projects: 17
ISO-NE
Total: 2,985 MW
No. of projects: 11
NYISO
Total: 892 MW
No. of projects: 6
SERC
Total: 80 MW
No. of projects: 1
CAISO
WECC
Total: 16,700 MW
No. of projects: 17
SPP
Total: 8,214 MW
No. of projects: 13
ERCOT
Total: 14,450 MW
No. of projects: 20

Projects With Broad Fuel Diversity[2]

9 markets, 30+ states



9.7 GW
25 GW
14.1 GW
Thermal
Renewables
Battery

Hecate Portfolio Map[3]



Thermal
Renewables
Battery

(1) Includes long-term sites under evaluation
(2) Includes 12.7 GW of sold Renewables and Battery projects with outstanding milestone payments
(3) Subset of Hecate portfolio; locations approximate.

Hecate Energy

17

Gas & Data Center-Compatible Project Sites

Overview of sites with access to key infrastructure and land for gas-fired plants and co-located data center development

Select Projects(1)



Llano Energy Center is in development to support a 1 GW+ data center in Roosevelt County, NM



Obenchain is a proposed 800 MW / 240 MW behind-the-meter solar / storage project powering a data center in Albany County, WY



Point Mountain is a multi-technology campus capable of supporting 400 MW of solar and storage, 1,250 MW of natural gas, and a 1000+ MW data center in Crane County, TX

Thermal and Data Center Compatible Projects(2)



SPP
Total: 3,750 MW
No. of sites: 3
MISO
Total: 3,750 MW
No. of sites: 3
PJM
Total: 3,500 MW
No. of sites: 3
WECC
Total: 5,250 MW
No. of sites: 5
ERCOT
Total: 6,000 MW
No. of sites: 5
Data Center and/or Gas Compatible Sites

(1) Select projects are under development and yet to reach COD. Images displayed reflect a representative layout of each project
(2) Capacities shown represent final phased capacity of multi-phase projects. Locations approximate. Final portfolio subject to ongoing diligence by Company management

Hecate Energy
18

Illustrative Transaction Overview

Hecate has entered into a definitive business combination agreement with EGH Acquisition Corp. that would result in Hecate becoming a public company to be listed on Nasdaq under the ticker symbol "HCTE."

Transaction Highlights

Valuation	▪ Hecate Energy pre-money equity valuation of **$800mm** ▪ Hecate Energy total net debt outstanding of $400mm[1] ▪ Transaction implies **$1,283mm** proforma enterprise value
Financing	▪ Assumes **no** redemptions from EGH Acquisition Corp.'s **$154mm** Cash in Trust[2] ▪ Expected use of net proceeds includes debt service and development of Hecate's utility-scale energy park portfolio alongside data center applications ▪ Assumes no pre-arranged PIPE
Structure	▪ Hecate shareholders will rollover 100% of their equity and are expected to hold ~78.7% of the outstanding pro-forma equity ▪ Up-C structure including Tax Receivable Agreement

Sources & Uses ($mm USD)

SOURCES	
Hecate Energy Equity Rollover	$800
Cash in Trust	$154
Total Sources	**$954**

USES	
Equity to Hecate Energy	$800
Cash to Balance Sheet	$134
Fees	$20
Total Uses	**$954**

Pro Forma Ownership at Close[3]

	Shares (mm)	% Ownership
Hecate	77.7	78.7%
Public Shareholders[4]	16.5	16.7%
Sponsor[5]	4.6	4.6%



Pro Forma Valuation ($mm USD)

Shares Outstanding	**98.8**
Share Price ($)	$10.29
Equity Value	**$1,017**
+ Existing Net Debt Rollover	$400
(-) PF Net Cash	($134)
PF Enterprise Value	**$1,283**

(1) Rounded estimate of Hecate net debt
(2) Cash in trust as of 1/30/2026
(3) Calculated on a $10.29 per share basis; the share price reflects the redemption price as of 1/30/2026
(4) Includes 15 million rights outstanding, which will convert to 1.5 million common shares at transaction close
(5) Includes 500,000 private placement units; excludes 1 million earn out shares

HecateEnergy
19

Path To Closing

Milestones

Milestone	Hecate	EGH
Complete Year End Audit	●	
Investor Outreach	●	●
Analyst Outreach	●	●
Shareholder Rotation		●
Business Update Announcements	●	
Management Presentations	●	●
Prepare & File Proxy	●	●
Shareholder Vote & Closing		●

Close Date: Q2 / Q3 2026

Readiness & Professional Support

EGH

Hecate Energy

Financial & Market Advisory

C & CO Cohen & Company Capital Markets

Overlook Energy Advisors

Alliance Advisors

Seaport Global

PEI

Legal

A&O SHEARMAN

Cahill

APPLEBY

Accounting & Tax Consultancy

Big 4 Accounting Firm

withum

CALABRESE CONSULTING

Hecate Energy

20

Comparable Companies Analysis (2026E)

Attractive entry multiple compared to industry peer average EV/2026E Adj. EBITDA of 12.8x


HCTE
Global Greenfield Developer
Majority Renewable IPP
Thermal IPP
Data Center Developer
TEV
1.28B
48.7B
50.9B
18.6B
4.8B
96.9B
75.9B
42.6B
41.9B
19.7B
98.4B
76.2B
73.8B
46.4B
EV / FY 26 Adj. EBITDA
Implied Pro Forma Multiple(1)
11.1x
Mean: 12.7x
8.2x
17.1x
Mean: 10.7x
12.9x
8.5x
Mean: 10.8x
12.0x
10.5x
13.7x
8.0x
9.7x
Mean: 16.4x
19.6x
20.8x
8.8x
16.3x
edp
Brookfield
Clearway
BORALEX
Constellation
VISTRA
aes
nrg
TALEN ENERGY
EQUINIX
DIGITAL REALTY
IRON MOUNTAIN
FY 26 Adj. EBITDA Margin
49.2%
Mean: 37.5%
32.2%
42.8%
Mean: 77.4%
85.3%
69.5%
Mean: 30.1%
30.2%
31.1%
25.0%
15.7%
48.6%
Mean: 53.0%
50.0%
54.9%
69.7%
37.4%

Source: FactSet as of 1/28/2026

(1) Based on pro forma Enterprise Value of $1.28B and 2026E non-GAAP Adj. EBITDA of $115mm, including $8mm of public company costs

Hecate Energy

21

Comparable Companies Analysis (2027E)

Attractive entry multiple compared to industry peer average EV/2027E Adj. EBITDA of 11.6x



HCTE
Global Greenfield Developer
Majority Renewable IPP
Thermal IPP
Data Center Developer
TEV
1.28B
48.7B
50.9B
18.6B
4.8B
96.9B
75.9B
42.6B
41.9B
19.7B
98.4B
76.2B
73.8B
46.4B
EV / FY 27 Adj. EBITDA
Mean: 12.1x
Mean: 10.2x
Mean: 9.7x
Mean: 14.3x
Implied Pro Forma Multiple Range(1)
8.6x to 9.3x
8.1x
16.1x
12.1x
8.3x
10.0x
9.6x
12.9x
7.3x
8.7x
17.8x
18.8x
5.7x
14.9x
edp
Brookfield
Clearway
BORALEX
Constellation
VISTRA
aes
nrg
TALEN ENERGY
EQUINIX
DIGITAL REALTY
IRON MOUNTAIN
FY 27 Adj. EBITDA Margin
Mean: 36.8%
Mean: 78.1%
Mean: 31.2%
Mean: 53.0%
60.7%
32.4%
41.3%
86.4%
69.8%
34.4%
29.9%
26.0%
16.6%
49.5%
50.9%
55.4%
66.3%
37.9%

Source: FactSet as of 1/28/2026

(1) Based on pro forma Enterprise Value of $1.28B and 2027E non-GAAP Adj. EBITDA growth of 20-30%

Hecate Energy

22

So u r c e : Co mp a n y pr e s s r e l e a s es (1) B a s e d on pr e - m on e y H e c a te E n e rg y E n te rpr is e Va lu e of $1.2 B a n d pr o j e c t p i p e l i n e of 39.1 GW Priv a te C o mpar a b les & Rec e nt T r ans a ct i ons H ec a te' s v a l ue of $30 . 7 / k W (1) r e p r e s ent s a 59 % d i s c o unt t o t he a v e r a ge c o m p a r a b l e p r i v a te t r a n s a ct io n’ s m u l ti p l e o f $74 . 1 / kW 23

Pure Play Power Sector Investment Opportunity

HecateEnergy

Differentiated Business Model	Proven Pipeline	Best-In-Class Management Team	Robust Financials	Market Tailwinds	Attractive Entry Valuation
▪ Flexible monetization with full-service capability ▪ Future potential for IPP model	▪ One of the largest pipelines – 48.8 GW+ ▪ Diversified technology	▪ Executives with at least 25 years of experience ▪ Diverse experience	▪ 12 GW+ sold since 2021 ▪ Significant cash flow visibility	▪ Unprecedented Demand Growth ▪ Aging Coal Fleet	▪ Attractive Entry Multiple ▪ Significant projected growth in 2027

With one of the largest project pipelines in a high growth market, proven track record and an EBITDA positive business, Hecate Energy presents a unique pure play opportunity to invest at an attractive discount to peers

HecateEnergy
24

Thank You!

Hecate Energy

Q&A

Contacts:

Hecate Energy Group LLC	EGH Acquisition Corp.	Media Contact
Investors@HecateEnergy.com	info@energygrowthholdings.com	HecateIR@allianceadvisors.com

Hecate Energy
25